Q2 ’20 EARNINGS RESULTS

Forward-Looking Statements and Other Matters This release may contain forward-looking statements. All statements other than statements of historical fact are forward-looking statements. These forward-looking statements can be identified by the use of words such as “illustrative”, “representative”, “expect”, “plan”, “will”, “estimate”, “project”, “intend”, “believe”, and other similar expressions that do not relate to historical matters. These forward-looking statements reflect the Company’s current views about future events, and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause Company’s actual results to differ significantly from those expressed in any forward-looking statement. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: the effect of the COVID-19 pandemic on our business and growth prospects; market demand for ground lease capital; the Company’s ability to source new ground lease investments; the availability of funds to complete new ground lease investments; risks that the rent adjustment clauses in the Company's leases will not adequately keep up with changes in market value and inflation; risks associated with certain tenant and industry concentrations in our portfolio; conflicts of interest and other risks associated with the Company's external management structure and its relationships with iStar and other significant investors; risks associated with using debt to fund the Company’s business activities (including changes in interest rates and/or credit spreads, the ability to source financing at rates below the capitalization rates of our assets, and refinancing and interest rate risks); risks that tenant rights in certain of our ground leases will limit or eliminate the Owned Residual realizations from such properties; general risks affecting the real estate industry and local real estate markets (including, without limitation, the potential inability to enter into or renew ground leases at favorable rates, including with respect to contractual rate increases or participating rent); dependence on the creditworthiness of our tenants and their financial condition and operating performance; competition from other ground lease investors and risks associated with our failure to qualify for taxation as a REIT under the Internal Revenue Code of 1986, as amended. Please refer to the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019, our Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, and any subsequent reports filed with the Securities and Exchange Commission (SEC) for further discussion of these and other investment considerations. The Company expressly disclaims any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Important Note re COVID-19: Readers of this presentation are cautioned that, due to the uncertainty created by the COVID-19 pandemic, our results for the second quarter may not be indicative of our results for the remainder of 2020. Similarly, our Ground Rent Coverage and UCA as of June 30, 2020 are likely to decline with respect to certain properties in future periods due to the impact of the pandemic, and any such decline may be material. Readers are urged to read our Quarterly Report on Form 10-Q for the quarter ended June 30, 2020 when it is filed with the SEC for a more fulsome discussion of our quarterly results, including the "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors" sections included therein. Note: Please refer to the Glossary at the end of this presentation for a list of defined terms and metrics. Investor Relations Contact Jason Fooks 212.930.9400 investors@safeholdinc.com 2

Q2 ‘20 Highlights Strong Safety During Well Positioned Results Turbulent Times for Growth 39% 100% $61m EPS Growth Ground Rent Received New Investments (Year-over-Year) #1 4% ~$900m Returns Across Dividend Increase Purchasing Power(2) All REITs YTD(1) (1) Based on SAFE’s year-to-date total shareholder return of 35% as of July 22, 2020. 3 (2) Assumes our target leverage of 2x debt-to-equity.

Earnings Results

	Quarterly Results			YTD Results		
	Q2 '20	Q2 '19	Y/Y Growth	YTD '20	YTD '19	Y/Y Growth
Revenue	$37.4m	$19.7m	+90%	$77.5m	$41.5m	+87%
Net Income *(Gross of NCI)*	$12.6m	$5.9m	+111%	$30.0m	$17.1m	+75%
EPS *(Diluted)*	$0.24	$0.18	+39%	$0.60	$0.51	+19%

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Dividend & Stock Performance Annualized Dividend(1) Stock Performance(2) $0.649 $53.78 $46.88 $0.624 $0.600 $34.00 $28.00 $20.00 June 2018 June 2019 June 2020 IPO FO FO FO Current (6/22/17) (8/7/19) (11/19/19) (3/18/20) (7/22/20) (1) All dividends are subject to declaration by the Board of Directors at their discretion and there can be no assurance that future dividends will be paid in amounts, or at increasing rates, consistent with historical dividends. 5 (2) $20.00, $28.00, $34.00 and $46.88 represent prior public offering prices.

Portfolio Growth

(Aggregate Gross Book Value)

$61m

Q2 '20 Investment Activity

- 5.2% w.a. Underwritten Effective Yield[1]
- 4.8% w.a. Effective Yield
- 33% w.a. GLTV



~$900m
Purchasing Power
$0.3b
$0.5b
$0.7b
$1.1b
$2.9b
IPO (6/22/2017)
Q2 '17
Q2 '18
Q2 '19
Q2 '20

Note: Please see the "Important Note re COVID-19" in the front of this presentation for a statement about metrics this quarter. Refer to Appendix for Portfolio Reconciliation.

(1) Investments this quarter include one or more existing ground leases that contain rent escalators based on (i) a percentage of revenues the building generates, (ii) changes in CPI and/or (iii) periodic fair market valuations of the land. For purposes of calculating the Underwritten Effective Yield of such ground leases over their lease term, our underwriting makes assumptions that building revenues, CPI and land values grow by no more than 2% annually.

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Geographic Breakdown (Current Portfolio Gross Book Value: $2,798m) Seattle 3.3% 0.1% Portland Minneapolis 0.1% Milwaukee New Haven 0.4% 0.3% 2.6% New York San Francisco Salt Lake City 45.1% 1.5% Detroit 2.0% 1.3% Colorado Philadelphia 12.0% 0.7% Los Angeles Nashville Washington, D.C. 5.9% 0.9% 0.7% 1.7% Raleigh-Durham 1.8% San Diego 0.7% Dallas 2.6% Phoenix 1.9% Atlanta Austin 3.7% 1.5% Orlando Honolulu San Antonio 0.7% Tampa 0.7% 7.4% 0.5% Miami 0.6% Sarasota 7

Portfolio Metrics

(Current Portfolio Gross Book Value: $2,798m)

Credit Metrics[1]

W.A. Rent Coverage[2]	W.A. GLTV
4.0x	37%

Property Type



Property Type
Office
62%
Hotel
19%
Multifamily
18%
Other
1%

Lease Term



Lease Term Remaining w/ Ext.
(W.A. 89 Years)
>60 yrs
89%
<20 yrs
8%
20-60 yrs
3%

Yield	Total Annualized GAAP Rent *(incl. % rent)*	-	*Less:* Annualized Depreciation & Amortization[3]	=	Net Amount		Yield *(% of GBV)*
	$166.1m		**$11.0m**		**$155.1m**		**5.5%**
Cash Yield	Annualized Cash Base Rent	+	*Add:* TTM Percentage Rent	=	Annualized Cash Rent		Cash Yield *(% of GBV)*
	$94.2m		**$4.3m**		**$98.5m**		**3.5%**

(1) Please see the "Important Note re COVID-19" in the front of this presentation for a statement about metrics this quarter.
(2) The Company uses estimates of the stabilized Property NOI if it does not receive current tenant information or if the properties are under construction/in transition. These estimates are based on leasing activity at the property, third party appraisals and available market information, such as leasing activity at comparable properties in the relevant market. Please refer to the Glossary in the Appendix for more information on these calculations.
(3) Includes $1.4m of annualized amortization of right of use asset recorded as real estate expense. Includes our proportionate share of amortization from our equity method investment.

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Unrealized Capital Appreciation $5.2b 12x UCA Growth Since IPO(1) $2.2b $1.4b $0.8b $0.4b IPO (6/22/2017) Q2 '17 Q2 '18 Q2 '19 Q2 '20 Note: Please see the “Important Note re COVID-19” in the front of this presentation for a statement about metrics this quarter. Refer to the Glossary in the Appendix for a definition of Owned Residual Portfolio and Unrealized Capital Appreciation. (1) SAFE relies in part on CBRE’s appraisals in calculating Owned Residual Portfolio and Unrealized Capital Appreciation. SAFE may utilize management’s estimate of CPV for ground lease investments recently acquired that CBRE has not yet appraised. For forward commitments on construction deals, CPV represents the cost to build inclusive of the ground lease. Please refer to our Current Report on Form 8-K filed with the SEC on July 23, 2020 and “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019, and Quarterly Report on Form 10-Q for the quarter ended June 30, 2020 as updated from time to time in our subsequent periodic reports, filed with the SEC, for a further discussion of such tenants’ rights. The Company formed a wholly-owned subsidiary called “CARET” that is structured to track and capture Unrealized Capital Appreciation. Under a shareholder-approved plan, management has earned up to 15% of UCA, subject to time-based vesting. See the 9 Company’s 2019 proxy statement for additional information on the long-term incentive plan.

Capital Structure $2.7b $1.2b $1.7b Equity Book Equity Total Debt(2) Market Cap $296m cash and revolver availability ~150 bps accretive spread (as of July 22, 2020) – 5.5% w.a. yield of portfolio – 4.0% w.a. Effective Interest Rate ~$900m purchasing power (assuming 2x leverage) 3.1% w.a. Cash Interest Rate 0.6x debt / equity market cap(1) 31 years w.a. maturity 1.4x debt / book equity (1) Market cap calculated as of 7/22/20 with a share price of $53.78. 10 (2) Includes $0.2b of debt, which represents Safehold’s pro-rata share of debt associated with non-consolidated joint ventures (equity method investments).

APPENDIX 11

Appendix Income Statements For the three months ended June 30, For the six months ended June 30, 2020 2019 2020 2019 Revenues: Operating lease income $17,113 $17,196 $37,893 $37,712 Interest income from sales-type leases 19,831 1,880 38,732 2,802 Other income 409 604 893 986 Total revenues $37,353 $19,680 $77,518 $41,500 Costs and expenses: Interest expense $16,233 $5,986 $31,381 $10,507 Real estate expense 536 645 1,335 1,457 Depreciation and amortization 2,355 2,343 4,702 4,686 General and administrative 6,369 4,474 11,622 7,456 Other expense 120 290 160 315 Total costs and expenses $25,613 $13,738 $49,200 $24,421 Income from operations before other items $11,740 $5,942 $28,318 $17,079 Earnings from equity method investments 822 - 1,640 - Net income $12,562 $5,942 $29,958 $17,079 Net (income) attributable to non-controlling interests (48) (1,419) (97) (5,937) Net income attributable to Safehold Inc. and allocable to common shareholders $12,514 $4,523 $29,861 $11,142 Weighted avg. share count (basic) 51,084 25,640 49,656 22,001 Weighted avg. share count (diluted) 51,093 25,640 49,664 22,001 Earnings per share (basic & diluted) $0.24 $0.18 $0.60 $0.51 Note: Figures in thousands except for share amounts. 12

Appendix Balance Sheets June 30, 2020 December 31, 2019 Assets: Real estate: Real estate, at cost $707,381 $687,902 Less: accumulated depreciation (19,300) (16,286) Real estate, net $688,081 $671,616 Real estate-related intangibles assets, net 240,845 242,837 Total real estate, net and real estate-related intangible assets, net $928,926 $914,453 Net investment in sales-type leases 1,045,003 984,598 Ground Lease receivables, net 477,460 397,087 Equity investments in Ground Leases 128,736 127,524 Cash and cash equivalents 96,700 22,704 Restricted cash 42,373 24,078 Deferred operating lease income receivable 75,841 58,303 Deferred expenses and other assets, net 34,324 37,814 Total assets $2,829,363 $2,566,561 Liabilities: Accounts payable, accrued expenses, and other liabilities $73,825 $43,008 Real estate-related Intangible liabilities, net 57,007 57,333 Debt obligations, net 1,460,114 1,372,922 Total liabilities $1,590,946 $1,473,263 Equity: Safehold Inc. shareholders' equity: Common stock $511 $478 Additional paid-in capital 1,287,385 1,132,603 Retained earnings (deficit) 11,454 (2,146) Accumulated other comprehensive loss (62,744) (39,123) Total shareholders' equity $1,236,606 $1,091,812 Non-controlling interests $1,811 $1,486 Total equity $1,238,417 $1,093,298 Total liabilities and equity $2,829,363 $2,566,561 13 Note: $ in thousands.

Appendix Portfolio Reconciliation IPO (6/22/17) 6/30/17 6/30/18 6/30/19 6/30/20 Net investment in Sales-Type Leases - - - $160 $1,045 Ground Lease receivables, net - - - - $477 Pro-rata interest in Sales-Type Leases held as equity method investments - - - - $343 Real estate, net (Operating Leases) $265 $406 $477 $663 $688 Add: Accumulated depreciation 1 1 7 13 19 Add: Lease intangible assets, net 123 132 198 235 241 Add: Accumulated amortization 1 1 6 12 19 Add: Other assets - - - 25 24 Less: Lease intangible liabilities, net (51) (58) (58) (58) (57) Less: Non-controlling interest - - (2) (2) (2) Gross Book Value $339 $481 $629 $1,050 $2,798 Forward Commitments - - 34 83 72 Aggregate Gross Book Value $339 $481 $663 $1,133 $2,870 Less: Accruals to net investment in leases and ground lease receivables - - - (1) (24) Aggregate Cost Basis $339 $481 $663 $1,132 $2,846 Note: $ in millions. Figures in the reconciliation table may not foot due to rounding. 14

Appendix Glossary Represents Cost Basis plus forward commitments. For forward commitments, it represents the aggregate contractual purchase price to be paid under the Aggregate Cost Basis commitments. Represents the Current Portfolio plus forward commitments. For forward commitments, it represents the aggregate contractual purchase price to be paid Aggregate Gross Book Value under the commitments. Annualized Cash Rent Calculated as the annualized base Cash Rent for ground leases plus Percentage Rent. Cash Interest Rate The current cash interest rate of debt. Cash Rent Represents ground lease income recognized excluding straight-line rent, amortization of lease intangibles, and non-cash income from sales-type leases. Cost Basis Represents the historical purchase price of an asset, including capitalized acquisition costs. The current combined value of the land, buildings and improvements relating to a commercial property, as if there was no ground lease on the land at the Combined Property Value property. CPV is generally based on independent appraisals; however, the Company will use actual sales prices/management estimates for recently (CPV) acquired and originated ground leases for which appraisals are not yet available. In relation to forward commitments, CPV represents the total cost associated with the acquisition, development, and construction of the project. Current Portfolio Represents the portfolio of assets owned at the date indicated, measured using Gross Book Value. Does not include forward commitments. Computed similarly to effective yield on a bond, using the rate implicit in the lease based on the contractual future cash flows and a residual equal to our Effective Yield cost of the land. Effective Interest Rate Represents the Interest Rate excluding the effect of debt premium, discount and deferred financing costs. Gross Book Value (GBV) Represents the historical purchase price of an asset plus accrued interest on sales type leases. Calculated as the Aggregate GBV divided by CPV. Safehold uses this metric to assess risk and our seniority level in a real estate capital structure. Similar Ground Lease-to-Value (GLTV) to the concept of the LTV metric used in the loan market. Interest Rate The all-in stated interest rate over the term of debt based on the contractual future payments owed. Represents the portfolio of properties under which Safehold owns a ground lease and reflects Safehold’s right to the property and tenant improvements at Owned Residual Portfolio the end of the lease. The current value of the Owned Residual Portfolio is typically represented by the Combined Property Value or CPV of our portfolio. Percentage Rent Represents TTM percentage rent of ground lease assets. Property NOI Represents the net operating income of the building/Safehold’s ground lease tenant prior to paying ground lease rent. The ratio of Property NOI or estimated Property NOI to the Annualized Cash Rent due to Safehold. The Company uses estimates of the stabilized Property Rent Coverage NOI if it does not receive current tenant information and for properties under construction or transition, in each case based on leasing activity at the property and available market information, including leasing activity at comparable properties in the relevant market. Safehold™/Safehold™ Ground A ground lease originated and structured by Safehold. Lease Total Annualized GAAP Rent Current quarter revenue from operating and sales type leases recognized by GAAP, annualized. Underwritten Effective Yield The Effective Yield of a ground lease using our underwriting assumptions. This includes estimated land value annual growth of 2%. Unrealized Capital Calculated as the difference between CPV and the portfolio’s Aggregate Cost Basis. The Company believes Unrealized Capital Appreciation represents Appreciation additional potential value to SAFE stockholders through the reversion rights embedded in standard ground leases. 15